EXHIBIT 10(d)

      Attached are three (3) examples of Employment Agreements entered into between Santa Fe Energy Resources Inc. and certain executive officers and other key employees of the Company. The agreements vary in the potential amount of payments to be made to the individuals but are otherwise substantially similar. The individuals are listed below with the number of the form of agreement next to their name.

         NAME OF EMPLOYEE                              AGREEMENT NO.
         ----------------                              -------------
         James L. Payne ...................................   1
         Hugh L. Boyt .....................................   2
         Jerry L. Bridwell ................................   2
         Dyabe C, Radtke ..................................   2
         David L. Hicks ...................................   3
         Charles G. Hain, Jr ..............................   3
         E. Everett Deschner ..............................   3
         John R. Womack ...................................   3
         Janet F. Clark ...................................   3
         Kathy E. Hager ...................................   3
         Mark A. Older ....................................   3

                           EMPLOYMENT AGREEMENT NO. 1

      This Employment Agreement ("Agreement") is entered into effective as of December 31, 1996 by and between Santa Fe Energy Resources, Inc., a Delaware corporation ("Company"), and James L. Payne ("Employee").

      WHEREAS, the Company employs Employee and desires to continue such employment relationship and Employee desires to continue such employment;

      NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. EMPLOYMENT. The Company hereby employs Employee, and Employee hereby accepts employment by the Company, on the terms and conditions set forth in this Agreement.

      2. TERM OF EMPLOYMENT. Subject to the provisions for earlier termination provided in the Agreement, the term of this Agreement (the "Term") shall commence on the effective date of this Agreement as stated above and shall terminate on December 31, 1999; PROVIDED, HOWEVER, commencing on January 1, 1998 and on each January 1 thereafter, the term of this Agreement shall automatically be extended one additional year unless, not later than September 30 of the preceding year, the Board of Directors of the Company (the "Board") shall give written notice to Employee that the Term of the Agreement shall cease to be so extended; PROVIDED, FURTHER, that if a Change in Control, as defined in Section 6, shall have occurred during the original or extended Term of this Agreement, the Term shall continue in effect for a period of not less than three years from the date of such Change in Control. In no event, however, shall the Term of this Agreement extend beyond the end of the calendar month in which Employee's 65th birthday occurs. Notwithstanding any provision of this Agreement to the contrary, termination of this Agreement shall not alter or impair any rights of Employee (or Employee's estate or beneficiaries) that have arisen under this Agreement prior to such termination.

      3. EMPLOYEE'S DUTIES. During the Term of this Agreement, Employee shall serve as the Chairman of the Board, Chief Executive Officer and President of the Company, with such customary duties and responsibilities as may from time to time be assigned to him by the Board, provided that such duties are at all times consistent with the duties of such position.

      Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the duties and responsibilities assigned to Employee hereunder, to use reasonable best efforts to perform faithfully and efficiently such duties and responsibilities.

      4. BASE COMPENSATION. For services rendered by Employee under this Agreement, the Company shall pay to Employee a base salary ("Base Compensation") of $515,000 per annum payable in accordance with the Company's customary payroll practice for its executive officers. The amount of Base Compensation shall be reviewed periodically and may be increased to reflect inflation or such other adjustments as the Board may deem appropriate but Base Compensation, as increased, may not be decreased thereafter.

      5. ADDITIONAL BENEFITS. In addition to the Base Compensation provided for in Section 4 herein, Employee shall be entitled to receive all fringe benefits and prerequisites offered by the Company to its executive officers, including, without limitation, participation in the Company's Annual Incentive Compensation Plan and other incentive plans offered generally to key employees, the various employee benefit plans or programs provided to the employees of the Company in general, subject to the regular eligibility requirements with respect to each of such benefit plans or programs, and such other benefits or prerequisites as may be approved by the Board during the Term of this Agreement. Nothing in this paragraph shall be deemed to prohibit the Company from making any changes in any of the plans, programs or benefits described in this Section 5, provided the change similarly affects all executives of the Company similarly situated.

      6. CHANGE IN CONTROL.

      For purposes of this Agreement, a "Change in Control" shall mean the occurrence of one of the following events:

            (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

            (ii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

            (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this clause (iv), the term "the sale or disposition by the Company of all or substantially all of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the "fair market value of the Company" (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the Company's outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the Company's common stock shall be determined by multiplying the number of shares of the Company's common stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price for the Company's common stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Company's common stock or by such other method as the Board of Directors of the Company shall determine is appropriate. However, notwithstanding anything in this clause (iv) to the contrary, a spinoff or distribution of the stock of a subsidiary of the Company to those persons who were stockholders of the Company immediately prior to such spinoff or distribution in substantially the same proportion as their ownership of Company stock immediately prior to such spinoff or distribution shall not constitute a "sale or disposition by the Company of all or substantially all of the Company's assets."

      7. TERMINATION. This Agreement may be terminated prior to the end of its Term as set forth below.

            (a) RESIGNATION. Employee may resign, including by reason of retirement, his position at any time. In the event of such resignation, except in the case of resignation for

      Good Reason (as defined below) on or following a Change in Control, the Company shall have no obligations to Employee with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of Employee's termination.

            (b) DEATH. If Employee's employment is terminated due to his death, this Agreement shall terminate and the Company shall have no obligations to Employee's legal representatives with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of Employee's death.

            (c) DISCHARGE.

                  (i) The Company may terminate Employee's employment for any reason deemed sufficient by the Company upon notice as provided in
            Section 10. In the event of such termination prior to a Change in Control, the Company shall have no obligations to Employee with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of Employee's termination. However, in the event that Employee's employment is terminated during the Term by the Company on or within two years following a Change in Control and for any reason other than his Misconduct (as defined in Section 7(c)(ii) below) then, subject to Sections 7(g) and (h): (A) the Company shall pay in a lump sum in cash to Employee, within 15 days of the Date of Termination, an amount equal to three times the sum of (1) Employee's Base Compensation and (2) the greater of (i) Employee's target incentive award under the Company's Annual Incentive Plan for such year or (ii) the average award received by Employee under the Annual Incentive Plan for the three fiscal years preceding the year of termination; (B) for the 36-month period after such Date of Termination, the Company shall provide or arrange to provide Employee (and Employee's dependents) with life, disability, accident and group health insurance benefits substantially similar to those which Employee (and Employee's dependents) were receiving immediately prior to the Notice of Termination, with the Employee charged a monthly premium(s) for such coverage(s) that does not exceed the premium(s) charged to an active employee for comparable coverage(s); provided, however, the Company shall pay Employee each month during such period of continued coverage an amount that, on a net after-tax basis to Employee, is equal to the monthly premium charged Employee for such coverage and to the extent coverage and/or benefits received are taxable to Employee, the Company shall make Employee "whole" on a net after tax basis; provided, however, benefits otherwise receivable by Employee pursuant to this clause
            (B) shall be reduced to the extent other comparable benefits are actually received by Employee (and Employee's dependents) during the 36-month period following Employee's termination, and any such benefits actually received by Employee shall be reported to the Company; (C) within 15 days of the Date of

            Termination or, if later, the first date on which such payment would not subject Employee to suit under Section 16(b) of the Securities Exchange Act of 1934, if applicable, the Company shall pay to Employee in cancellation of all outstanding Company stock-based awards of Employee which are not vested on the Date of Termination (collectively, "Awards"), a lump sum amount in cash equal to the sum of the value (with respect to an option or stock appreciation right, the "spread"; and with respect to restricted stock or phantom stock, the value of an unrestricted share) determined as of the Date of Termination of all such nonvested Awards, calculated, where applicable, as if all corporate performance goals had been achieved at the maximum level (thus warranting payment of the maximum value of the Award); and (D) the Company shall provide to Employee outplacement services by a nationally recognized firm.

                  (ii) Notwithstanding the foregoing provisions of this Section
            7, in the event Employee is terminated because of Misconduct, the Company shall have no compensation obligations pursuant to this Agreement after the Date of Termination. As used herein, "Misconduct" means (a) the willful and continued failure by Employee to substantially perform his duties with the Company (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by Employee for Good Reason), after a written demand for substantial performance is delivered to Employee by the Board, which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties, or (b) the willful engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes hereof, no act, or failure to act, on Employee's part shall be deemed "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that Employee's action or omission was in the best interest of the Company. Notwithstanding the forgoing, Employee shall not be deemed to have been terminated for Misconduct unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in the good faith opinion of the Board Employee was guilty of conduct set forth above and specifying the particulars thereof in detail.

            (d) RESIGNATION FOR GOOD REASON. In the event of a Change in Control, Employee shall be entitled to terminate his employment for Good Reason as defined herein. If Employee terminates his employment for Good Reason on or within two years following a Change in Control, Employee shall be entitled to the compensation and benefits provided in Paragraph 7(c)(i) hereof. "Good Reason" shall mean (1) the material breach of any of the Company's obligations under this agreement without Employee's express written consent or (2) the occurrence of any of the following circumstances without Employee's express written consent unless such breach or circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination pursuant to Subsections 7(e) and 7(f), respectively, given in respect thereof:

                  (i) the assignment to Employee of any duties inconsistent with the position in the Company that Employee held immediately prior to the Change in Control, or a significant adverse alteration in the nature or status of Employee's office, title, responsibilities, including reporting responsibilities, or the conditions of Employee's employment from those in effect immediately prior to such Change in Control or a failure to reelect Employee as Chairman of the Board;

                  (ii) a reduction in Employee's Base Compensation;

                  (iii) the failure by the Company to pay to Employee any
            portion of Employee's current compensation or to pay to Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

                  (iv) the failure by the Company to continue in effect any
            compensation plan in which Employee participates immediately prior to the Change in Control that is material to Employee's total compensation unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Employee's participation relative to other participants, as existed at the time of the Change in Control;

                  (v) the failure by the Company to continue to provide Employee with benefits substantially similar to those enjoyed by Employee under any of the Company's life insurance, medical, health and accident, or disability plans in which Employee was participating at the time of the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive Employee of any material fringe benefit enjoyed by Employee at the time of the Change in Control, or the failure by the Company to provide Employee with the number of paid vacation days to which Employee is entitled on the basis of years of service with the Company (and its predecessors) in accordance with the Company's normal vacation policy in effect at the time of the Change in Control;

                  (vi) the failure of the Company to obtain a satisfactory
            agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 12 hereof;

                  (vii) the relocation of the Company's principal executive
            offices to a location outside the greater Houston, Texas area, or the Company's requiring Employee to relocate anywhere other than the location of the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with Employee's business travel obligations immediately prior to the Change in Control;

                  (viii) the amendment, modification or repeal of any provision of the Certificate of Incorporation, or the Bylaws of the Company which was in effect immediately prior to such Change in Control, if such amendment, modification or repeal would materially adversely effect Employee's right to indemnification by the Company; or

                  (ix) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (f) hereof, which purported termination shall not be effective for purposes of this Agreement.

            Notwithstanding anything in this Agreement to the contrary, if Employee's employment with the Company terminates prior to, but within six months of, the date on which a Change in Control occurs and it is reasonably demonstrated by Employee that such termination of employment was in connection with or anticipation of the Change in Control (i) by the Company or (ii) by Employee under circumstances which would have constituted Good Reason if the circumstances arose on or after the Change in Control, then, for purposes of this Agreement, Employee shall be deemed to have continued employment with the Company until the date of the Change in Control and then terminated his employment on such date for Good Reason (which such date for purposes of this Agreement shall be Date of Termination). In addition, any Company stock-based awards forfeited by Employee as a result of such termination shall be included as non-vested awards for purposes of calculating the payment due Employee pursuant to
      Section 7(e)(i)(C).

            Employee's right to terminate his employment pursuant to this subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

            (e) NOTICE OF TERMINATION. On or within two years after a Change in Control, any purported termination of Employee's employment by the Company or by Employee in the case of resignation for Good Reason shall be communicated by written Notice of

      Termination to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall set forth in reasonable detail the Date of Termination (which shall be no sooner than the 15th day from the date the Notice of Termination is communicated), the reason for termination of Employee's employment, or in the case of resignation for Good Reason, said notice must specify in reasonable detail the basis for such resignation. No purported termination which is not effected pursuant to this Section 7(e) shall be effective.

            (f) DATE OF TERMINATION, ETC. "Date of Termination" shall mean the date specified in the Notice of Termination. Either party may, within 10 days after any Notice of Termination is given, provide notice to the other party pursuant to Section 10 hereof that a dispute exists concerning the termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Compensation) and continue Employee as a participant in all compensation, benefit and insurance plans in which Employee was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, but in no event past the second anniversary of the Change in Control except to the extent such plans otherwise provide for continued participation by a similarly terminated employee.

            (g) MITIGATION. Employee shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement by reduced by any compensation earned by Employee as a result of employment by another employer, self-employment earnings, by retirement benefits, by offset against any amount claimed to be owing by Employee to the Company, or otherwise, except that any severance amounts otherwise payable to Employee pursuant to a Company severance plan or policy for employees in general.

            (h) GROSS-UP OF PARACHUTE PAYMENTS.

                  (1) To provide Employee with adequate protection in connection with his ongoing employment with the Company, this Agreement provides Employee with various benefits in the event of termination of Employee's employment with the Company. If Employee's employment is terminated following a "change in control" of the Company, within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), a portion of those benefits could be characterized as "excess parachute payments" within the meaning of
            Section 280G of the Code. The parties hereto acknowledge that the protections set forth herein are important, and it is agreed that Employee should not have to bear the burden of any excise tax that might be levied under Section 4999 of the Code, in the event that a portion of the benefits payable to Employee pursuant to this Agreement are treated as an excess parachute payment. The parties, therefore, have agreed as set forth herein.

                  (2) Anything in this Agreement or in any plan or program of the Company to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company or any other person to or for the benefit of Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required hereunder (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay an additional payment (a "Gross-Up Payment") in an amount such that after payment by Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Employee retains an amount of hte Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (3) Subject to the provisions of subparagraph (4) below, all determinations required to be made hereunder, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by an independent public accounting firm with a national reputation that is selected by Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and to Employee within 15 business days after the receipt of notice from Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the change in control of the Company, Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. (The Company shall indemnify and hold harmless Employee, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed on Employee as a result of such payment of fees and expenses.) Any Gross-Up Payment, as determined pursuant hereto, shall be paid by the Company to Employee within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Employee, it shall furnish Employee and the Company with a written opinion that failure to report the Excise Tax on Employee's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Employee. As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments may not have been made by the Company which should have been made

            ("Underpayment"), consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant to subparagraph (4) below and Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Employee.

                  (4) Employee shall notify the Company in writing of any claim
            (including any threatened tax lien related to or based upon any such claim) by the Internal Revenue Service that, if successful, would require the payment of the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after Employee is informed in writing of such claim (or threatened lien) and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which Employee gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due or such tax lien would be imposed). If the Company notifies Employee in writing prior to the expiration of such period that it desires to contest such claim (or threatened lien), Employee shall:

                        (a) give the Company any information reasonably
                  requested by the Company relating to such claim (or threatened lien);

                        (b) take such action in connection with contesting such
                  claim (or threatened lien) as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (c) cooperate with the Company in good faith in order
                  effectively to contest such claim (or threatened lien); and

                        (d) permit the Company to participate in any proceedings
                  relating to such claim (or threatened lien);

            PROVIDED, HOWEVER, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this subparagraph (4), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Employee shall determine (but in no event shall the Company permit or direct Employee to allow a tax lien to be imposed on Employee's property); PROVIDED, FURTHER, that if the Company directs Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Employee, on an interest-free basis, and shall indemnify and hold Employee harmless on an after-tax basis, from any Excise Tax or income tax (including interest and penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and FURTHER, PROVIDED that any extension of the statute of limitations relating to payment of taxes for the taxable year of Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. In addition, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (5) If, after the receipt by Employee of an amount advanced by the Company pursuant to subparagraph (4), Employee becomes entitled to receive any refund with respect to such claim, Employee shall (subject to the Company's complying with the requirements of subparagraph (4) above) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by Employee of an amount advanced by the Company pursuant to subparagraph (4) above, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Company does not notify Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (6) The Company hereby acknowledges that, as a consequence of this full parachute tax gross-up to Employee under this Agreement, any provision in a Company plan or program that provides for a parachute payment, "cut-back" to 2.99, if such "cut-back" would result in the employee being in a better net after-tax position, shall be inapplicable to Employee.

      (8) NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its affiliated companies and for which Employee may qualify, nor shall anything herein limit or otherwise adversely affect such rights as Employee may have under any stock option or other agreements with the Company or any of its affiliated companies.

      (9) ASSIGNABILITY. The obligations of Employee hereunder are personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement only pursuant to the terms of Section 12(a).

      (10) NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at its principal office address, directed to the attention of the Board with a copy to the Secretary of the Company, and to Employee at Employee's residence address on the records of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith except that notice of change of address shall be effective only upon receipt.

      (11) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      (12) SUCCESSORS: BINDING AGREEMENT.

      (a) The Company will require any successor (whether direct or indirect, by merger, consolidation or otherwise or by acquisition of) all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. The phrase "all or substantially all of the business and/or assets of the Company" has the meaning as defined in Section 6(iv). Failure of the Company to obtain such agreement no later than 30 days prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as Employee would be entitled to hereunder if Employee terminated Employee's employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used herein, the term "Company" shall include any successor to its business and/or assets as aforesaid which executes and delivers the Agreement provided for in this Section 12 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

      (b) This Agreement and all rights of Employee hereunder shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. Any payments or benefits hereunder which have accrued to Employee at the time of his death, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to Employee's estate.

      13. INDEMNIFICATION. In consideration of the premises and of the mutual agreements set forth in this Agreement, the parties hereto further agree as follows:

            1. The Company shall pay on behalf of Employee and Employee's executors, administrators or assigns, any amount which Employee is or becomes legally obligated to pay as a result of any claim or claims made against Employee by reason of the fact that Employee served as an employee, director and/or officer of the Company or because of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other act done, or suffered or wrongfully attempted by Employee in Employee's capacity as an employee, Director and/or Officer of the Company. The payments that the Company will be obligated to make hereunder shall include (without limitation) damages, judgments, settlements, costs and expenses of investigation, costs and expenses of defense of legal actions, claims and proceedings and appeals therefrom, and costs of attachments and similar bonds; PROVIDED, HOWEVER, that the Company shall not be obligated to pay fines or other obligations or fees imposed by law or otherwise that it is prohibited by applicable law from paying as indemnity or for any other reason.

            2. Costs and expenses (including, without limitation, attorneys' fees) incurred by Employee in defending or investigating any action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition of such matter upon receipt of a written undertaking by or on behalf of Employee to repay any such amounts if it is ultimately determined that Employee is not entitled to indemnification under the terms of this Agreement.

            3. If the claim under this Section 13 is not paid by or on behalf of the Company within ninety days after a written claim has been received by the Company, Employee may at any time thereafter bring suit or commence arbitration proceedings against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, Employee shall also be entitled to be paid the expense of prosecuting such claim.

            4. In the event of payment under this Section 13, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Employee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

            5. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Employee:

                  (a) for which payment is actually made to Employee under an insurance policy maintained by the Company, except in respect of any excess beyond the amount of payment under such insurance;

                  (b) for which payment is made to or on behalf of Employee by the Company otherwise than pursuant to this Agreement;

                  (c) based upon or attributable to Employee gaining in fact any personal profit or advantage to which Employee was not legally entitled;

                  (d) for an accounting of profits made from the purchase or sale by Employee of securities of the Company within the meaning of
            Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto; or

                  (e) brought about or contributed to by the dishonesty of
            Employee; PROVIDED, HOWEVER, that notwithstanding the foregoing, Employee shall be protected under this Agreement as to any claims upon which suit may be brought alleging dishonesty on the part of Employee, unless a judgment or other final adjudication thereof adverse to Employee shall establish that Employee committed acts of active and deliberate dishonesty with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

            6. Employee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be directed to the Company, 1616 S. Voss, Suite 1000, Houston, Texas 77057,
      Attention: Secretary (or such other address as the Company shall designate in writing to Employee). Notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, Employee shall give the Company such information and cooperation as it may reasonably require and as shall be within Employee's power.

            7. Nothing herein shall operate or be construed to diminish or otherwise restrict Employee's right to indemnification under any provision of the Certificate of Incorporation or the Bylaws of the Company, the Indemnification Agreement between the Company and Employee dated as of March 1, 1990, or under Delaware law.

      14. MISCELLANEOUS. This Agreement may not be amended unless such amendment is agreed to in writing and signed by Employee and such officer as may be specifically authorized by the Board. In addition, no provision of this Agreement may be waived unless such waiver is in writing and signed by the party entitled to the benefits of such provision. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware.

      15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      16. RESOLUTION OF DISPUTES. Employee shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in Houston, Texas, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by Employee in connection with the resolution of any dispute or controversy under or in connection with this Agreement with the exception of any dispute or controversy under or in connection with Section 13 of this Agreement shall be paid by the Company as bills for such services are presented by Employee to the Company. With respect to any claim by Employee arising under Section 13, Section 13.3 shall govern any payment of legal fees and costs.

      IN WITNESS WHEREOF, the parties have executed this Agreement on ______________, 1997, effective for all purposes as provided above.

                                          SANTA FE ENERGY RESOURCES, INC.

                                          By:________________________________

                                          Name: _____________________________

                                          Title: ____________________________
                                                       James L. Payne

                           EMPLOYMENT AGREEMENT NO. 2

      This Employment Agreement ("Agreement") is entered into effective as of December 31, 1996 by and between Santa Fe Energy Resources, Inc., a Delaware corporation ("Company"), and ______________ ("Employee").

      WHEREAS, the Company employs Employee and desires to continue such employment relationship and Employee desires to continue such employment;

      NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. EMPLOYMENT. The Company hereby employs Employee, and Employee hereby accepts employment by the Company, on the terms and conditions set forth in this Agreement.

      2. TERM OF EMPLOYMENT. Subject to the provisions for earlier termination provided in the Agreement, the term of this Agreement (the "Term") shall commence on the effective date of this Agreement as stated above and shall terminate on December 31, 1999; PROVIDED, HOWEVER, commencing on January 1, 1998 and on each January 1 thereafter, the term of this Agreement shall automatically be extended one additional year unless, not later than September 30 of the preceding year, the Board of Directors of the Company (the "Board") shall give written notice to Employee that the Term of the Agreement shall cease to be so extended; PROVIDED, FURTHER, that if a Change in Control, as defined in Section 6, shall have occurred during the original or extended Term of this Agreement, the Term shall continue in effect for a period of not less than two years from the date of such Change in Control. In no event, however, shall the Term of this Agreement extend beyond the end of the calendar month in which Employee's 65th birthday occurs. Notwithstanding any provision of this Agreement to the contrary, termination of this Agreement shall not alter or impair any rights of Employee (or Employee's estate or beneficiaries) that have arisen under this Agreement prior to such termination.

      3. EMPLOYEE'S DUTIES. During the Term of this Agreement, Employee shall serve as _______________________ of the Company, with such customary duties and responsibilities as may from time to time be assigned to him by the Chief Executive Officer of the Company, provided that such duties are at all times consistent with the duties of such position.

      Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the duties and responsibilities assigned to Employee hereunder, to use reasonable best efforts to perform faithfully and efficiently such duties and responsibilities.

      4. BASE COMPENSATION. For services rendered by Employee under this Agreement, the Company shall pay to Employee a base salary ("Base Compensation") of $_______ per annum payable in accordance with the Company's customary payroll practice for its executive officers. The amount of Base Compensation shall be reviewed periodically and may be increased to reflect inflation or such other adjustments as the Board may deem appropriate but Base Compensation, as increased, may not be decreased thereafter.

      5. ADDITIONAL BENEFITS. In addition to the Base Compensation provided for in Section 4 herein, Employee shall be entitled to receive all fringe benefits and perquisites offered by the Company to its executive officers, including, without limitation, participation in the Company's Annual Incentive Compensation Plan and other incentive plans offered generally to key employees, the various employee benefit plans or programs provided to the employees of the Company in general, subject to the regular eligibility requirements with respect to teach of such benefit plans or programs, and such other benefits or prerequisites as may be approved by the Board during the Term of this Agreement. Nothing in this paragraph shall be deemed to prohibit the Company from making any changes in any of the plans, programs or benefits described in this Section 5, provided the change similarly affects all executives of the Company similarly situated.

      6. CHANGE IN CONTROL.

      For purposes of this Agreement, a "Change in Control" shall mean the occurrence of one of the following events:

            (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

            (ii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

            (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this clause (iv), the term "the sale or disposition by the Company of all or substantially all of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the "fair market value of the Company" (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the Company's outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the Company's common stock shall be determined by multiplying the number of shares of the Company's common stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price for the Company's common stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Company's common stock or by such other method as the Board of Directors of the Company shall determine is appropriate. However, notwithstanding anything in this clause (iv) to the contrary, a spinoff or distribution of the stock of a subsidiary of the Company to those persons who were stockholders of the Company immediately prior to such spinoff or distribution in substantially the same proportion as their ownership of Company stock immediately prior to such spinoff or distribution shall not constitute a "sale or disposition by the Company of all or substantially all of the Company's assets."

      7. TERMINATION. This Agreement may be terminated prior to the end of its Term as set forth below.

            (a) RESIGNATION. Employee may resign, including by reason of retirement, his position at any time. In the event of such resignation, except in the case of resignation for Good Reason (as defined below) on or following a Change in Control, the Company shall have no obligations to Employee with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of Employee's termination.

            (b) DEATH. If Employee's employment is terminated due to his death, this Agreement shall terminate and the Company shall have no obligations to Employee's legal representatives with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of Employee's death.

            (c) DISCHARGE.

                  (i) The Company may terminate Employee's employment for any reason deemed sufficient by the Company upon notice as provided in
            Section 10. In the event of such termination prior to a Change in Control, the Company shall have no obligations to Employee with respect to this Agreement other than the payment of any Base Compensation and vaction pay which had accrued hereunder at the date of Employee's termination. However, in the event that Employee's employment is terminated during the Term by the Company on or within two years following a Change in Control and for any reason other than his Misconduct (as defined in Section 7(c)(ii) below) then, subject to Sections 7(g) and (h): (A) the Company shall pay in a lump sum in cash to Employee, within 15 days of the Date of Termination, an amount equal to two times the sum of (1)
            Employee's Base Compensation and (2) the greater of (i) Employee's target incentive award under the Company's Annual Incentive Plan for such year or (ii) the average award received by Employee under the Annual Incentive Plan for the three fiscal years preceding the year of termination; (B) for the 24-month period after such Date of Termination, the Company shall provide or arrange to provide Employee (and Employee's dependents) with life, disability, accident and group health insurance benefits substantially similar to those which Employee (and Employee's dependents) were receiving immediately prior to the Notice of Termination, with the Employee charged a monthly premium(s) for the coverage(s) that does not exceed the premium(s) charged to an active employee for comparable coverage(s); PROVIDED, HOWEVER, the Company shall pay Employee each month during such period of continued coverage an amount that, on a net after-tax basis to Employee, is equal to the monthly premium charged Employee for such coverage and to the extent coverage and/or benefits received are taxable to Employee, the Company shall make Employee "whole" on a net after tax basis; PROVIDED, HOWEVER, benefits otherwise receivable by Employee pursuant to this clause
            (B) shall be reduced to the extent other comparable benefits are actually recieved by

            Employee (and Employee's dependents) during the 24-month period following Employee's termination, and any such benefits actually received by Employee shall be reported to the Company; (C) within 15 days of the Date of Termination or, if later, the first date on which such payment would not subject Employee to suit under Section 16(b) of the Securities Exchange Act of 1934, if applicable, the Company shall pay to Employee in cancellation of all outstanding Company stock-based awards of Employee which are not vested on the Date of Termination (collectively, "Awards"), a lump sum amount in cash equal to the sum of the value (with respect to an option or stock appreciation right, the "spread"; and with respect to restricted stock or phantom stock, the vale of an unrestricted share) determined as of the Date of Termination of all such nonvested Awards, calculated, where applicable, as if all corporate performance goals had been achieved at the maximum level (thus warranting payment of the maximum value of the Award); and (D) the Company shall provide to Employee outplacement services by a nationally recognized firm.

                  (ii) Notwithstanding the foregoing provisions of this Section
            7, in the event Employee is terminated because of Misconduct, the Company shall have no compensation obligations pursuant to this Agreement after the Date of Termination. As used herein, "Misconduct" means (a) the willful and continued failure by Employee to substantially perform his duties with the Company (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by Employee for Good Reason), after a written demand for substantial performance is delivered to Employee by the Board, which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties, or (b) the willful engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes hereof, no act, or failure to act, on Employee's part shall be deemed "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that Employee's action or omission was in the best interest of the Company. Notwithstanding the forgoing, Employee shall not be deemed to have been terminated for Misconduct unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in good faith opinion of the Board Employee was guilty of conduct set forth above and specifying the particulars thereof in detail.

            (d) RESIGNATION FOR GOOD REASON. In the event of a Change in Control, Employee shall be entitled to terminate his employment for Good Reason as defined herein. If Employee terminates his employment for Good Reason on or within two years following a

      Change in Control, Employee shall be entitled to the compensation and benefits provided in Paragraph 7(c)(i) hereof. "Good Reason" shall mean
      (1) the material breach of any of the Company's obligations under this Agreement without Employee's express written consent or (2) the occurrence of any of the following circumstances without Employee's express written consent unless such breach or circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination pursuant to Subsections 7(e) and 7(f), respectively, given in respect thereof:

                  (i) the assignment to Employee of any duties inconsistent with the position in the Company that Employee held immediately prior to the Change in Control, or a significant adverse alteration in the nature or status of Employee's office, title, responsibilities, including reporting responsibilities, or the conditions of Employee's employment from those in effect immediately prior to such Change in Control;

                  (ii) a reduction in Employee's Base Compensation;

                  (iii) the failure by the Company to pay to Employee any
            portion of Employee's current compensation or to pay to Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

                  (iv) the failure by the Company to continue in effect any
            compensation plan in which Employee participates immediately prior to the Change in Control that is material to Employee's total compensation unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Employee's participation relative to other participants, as existed at the time of the Change in Control;

                  (v) the failure by the Company to continue to provide Employee with benefits substantially similar to those enjoyed by Employee under any of the Company's life insurance, medical, health and accident, or disability plans in which Employee was participating at the time of the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive Employee of any material fringe benefit enjoyed by Employee at the time of the Change in Control, or the failure by the Company to provide Employee with the number of paid vacation days to which Employee is entitled on the basis of years of service with the Company (and its predecessors) in accordance with the Company's normal vacation policy in effect at the time of the Change in Control;

                  (vi) the failure of the Company to obtain a satisfactory
            agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 12 hereof;

                  (vii) the relocation of the Company's principal executive
            offices to a location outside the greater Houston, Texas area, or the Company's requiring Employee to relocate anywhere other than the location of the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with Employee's business travel obligations immediately prior to the Change in Control;

                  (viii) the amendment, modification or repeal of any provision of the Certificate of Incorporation, or the Bylaws of the Company which was in effect immediately prior to such Change in Control, if such amendment, modification or repeal would materially adversely effect Employee's right to indemnification by the Company; or

                  (ix) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (f) hereof, which purported termination shall not be effective for purposes of this Agreement.

            Notwithstanding anything in this Agreement to the contrary, if Employee's employment with the Company terminates prior to, but within six months of, the date on which a Change in Control occurs and it is reasonably demonstrated by Employee that such termination of employment was in connection with or anticipation of the Change in Control (i) by the Company or (ii) by Employee under circumstances which would have constituted Good Reason if the circumstances arose on or after the Change in Control, then, for purposes of this Agreement, Employee shall be deemed to have continued employment with the Company until the date of the Change in Control and then terminated his employment on such date for Good Reason (which such date for purposes of this Agreement shall be Date of Termination). In addition, any Company stock-based awards forfeited by Employee as a result of such termination shall be included as non-vested awards for purposes of calculating the payment due Employee pursuant to
      Section 7(c)(i)(C).

            Employee's right to terminate his employment pursuant to this subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

            (e) NOTICE OF TERMINATION. On or within two years after a Change in Control, any purported termination of Employee's employment by the Company or by Employee in the case of resignation for Good Reason shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall set forth in reasonable detail the Date of Termination (which shall be no sooner than the 15th day from the date the Notice of Termination is communicated), the reason for termination of Employee's employment, or in the case of resignation for Good Reason, said notice must specify in reasonable detail the basis for such resignation. No purported termination which is not effected pursuant to this Section 7(e) shall be effective.

            (f) DATE OF TERMINATION, ETC. "Date of Termination" shall mean the date specified in the Notice of Termination. Either party may, within 10 days after any Notice of Termination is given, provide notice to the other party pursuant to Section 10 hereof that a dispute exists concerning the termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Compensation) and continue Employee as a participant in all compensation, benefit and insurance plans in which Employee was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, but in no event past the second anniversary of the Change in Control except to the extent such plans otherwise provide for continued participation by a similarly terminated employee.

            (g) MITIGATION. Employee shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement by reduced by any compensation earned by Employee as a result of employment by another employer, self-employment earnings, by retirement benefits, by offset against any amount claimed to be owing by Employee to the Company or otherwise, except that any severance amounts otherwise payable to Employee pursuant to a Company severance plan or policy for employees in general or the receipt by Employee (and Employee's dependents) of other comparable benefits as described in Section 7(c)(i)(B) shall reduce the amount or benefitts otherwise payable or provided, respectively, pursuant to Section 7(c)(i).

            (h) PARACHUTE PAYMENTS. The parties to this Agreement recognize that certain provisions of the 1990 Incentive Stock Compensation Plan, as amended, and the 1995 Incentive Stock Compensation Plan for Nonexecutive Employees (the "Stock Plans") require a reduction in payments or benefits under such Stock Plans to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"); such reduction will be made, however, only if, by reason of such reduction, Employee's net after-tax benefit shall exceed the net after-tax benefit if such reduction were not made. It is the intent of the parties that, notwithstanding the above or any provision of this Agreement or any other plan or program of the Company to the contrary, in the event any payment to be made and/or any benefits to be provided to or on behalf of Employee pursuant to this Agreement, when aggregated with payments and/or benefits under the Stock Plans or any other plans or programs, would constitute an "excess parachute payment", within the meaning of Section 280G of the Code, Employee may elect in advance which payment and/or benefit will be reduced in whole or in part so that the aggregated payments and/or benefits received will not constitute excess parachute payments. Such reduction will only be made, however, if by reason of such reductions, Employee's net after-tax benefit shall exceed Employee's net after-tax benefit if such reductions were not made. The determination of whether any amount or benefit under this Agreement would be such an excess parachute payment shall be made by tax counsel selected by the Company and reasonably acceptable to Employee. The costs of obtaining such determination shall be borne by the Company.

      (8) NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its affiliated companies and for which Employee may qualify, nor shall anything herein limit or otherwise adversely affect such rights as Employee may have under any stock option or other agreements with the Company or any of its affiliated companies.

      (9) ASSIGNABILITY. The obligations of Employee hereunder are personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement only pursuant to the terms of Section 12(a).

      (10) NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at its principal office address, directed to the attention of the Board with a copy to the Secretary of the Company, and to Employee at Employee's residence address on the records of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith except that notice of change of address shall be effective only upon receipt.

      (11) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      (12) SUCCESSORS: BINDING AGREEMENT.

      (a) The Company will require any successor (whether direct or indirect, by merger, consolidation or otherwise or by acquisition of all or substantially all of the business and/or assets of the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. The phrase "all or substantially all of the business and/or assets of the Company" has the meaning as defined in Section 6(iv). Failure of the Company to obtain such agreement no later than 30 days prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as Employee would be entitled to hereunder if Employee terminated Employee's employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used herein, the term "Company" shall include any successor to its business and/or assets as aforesaid which executes and delivers the Agreement provided for in this Section 12 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

      (b) This Agreement and all rights of Employee hereunder shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. Any payments or benefits hereunder which have accrued to Employee at the time of his death, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to Employee's estate.

      13. INDEMNIFICATION. In consideration of the premises and of the mutual agreements set forth in this agreement, the parties hereto further agree as follows:

            1. The Company shall pay on behalf of Employee and Employee's executors, administrators or assigns, any amount which Employee is or becomes legally obligated to pay as a result of any claim or claims made against Employee by reason of the fact that Employee served as an employee, director and or/officer of the Company or because of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other act done, or suffered or wrongly attempted by Employee in Employee's capacity as an employee, Director and/or Officer of the Company. The payments that the Company will be obligated to make hereunder shall include (without limitation) damages, judgments, settlements, costs and expenses of investigation, costs and expenses of defense of legal actions, claims and proceedings and appeals therefrom, and costs of attachments and similar bonds; PROVIDED, HOWEVER, that the Company shall not be obligated to pay fines or other obligations or fees imposed by law or otherwise that it is prohibited by applicable law from paying as indemnity or for any other reason.

            2. Costs and expenses (including, without limitation, attorney's fees) incurred by Employee in defending or investigating any action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition of such matter upon receipt of a written undertaking by or on the behalf of Employee to repay any such amounts if it is ultimately determined that Employee is not entitled to indemnification under the terms of this Agreement.

            3. If a claim under this Section 13 is not paid by or on behalf of the Company within ninety days after a written claim has been received by the Company, Employee may at any time thereafter bring suit or commence arbitration proceedings against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, Employee shall also be entitled to be paid the expense of prosecuting such claim.

            4. In the event of payment under this Section 13, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Employee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

            5. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Employee:

                  (a) for which payment is actually made to Employee under
            insurance policy maintained by the Company, except in respect of any excess beyond the amount of payment under such insurance;

                  (b) for which payment is made to or on behalf of Employee by the Company otherwise than pursuant to this Agreement;

                  (c) based upon or attributable to Employee gaining in fact any personal profit or advantage to which Employee was not legally entitled;

                  (d) for an accounting of profits made from the purchase or sale by Employee of securities of the Company within the meaning of
            Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto; or

                  (e) brought about or contributed to by the dishonesty of
            Employee; PROVIDED, HOWEVER, that notwithstanding the foregoing, Employee shall be protected under this Agreement as to any claims upon which suit may be brought alleging dishonesty on the part of Employee, unless a judgment or other final adjudication thereof adverse to Employee shall establish that Employee committed acts of active and deliberate dishonesty with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

            6. Employee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be directed to the Company, 1616 S. Voss, Suite 1000, Houston, Texas 77057,
      Attention: Secretary (or such other address as the Company shall designate in writing to Employee). Notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, Employee shall give the

      Company such information and cooperation as it may reasonably require and shall be within Employee's power.

            7. Nothing herein shall operate or be construed to diminish or otherwise restrict Employee's right to indemnification under any provision of the Certificate of Incorporation or the Bylaws of the Company, the Indemnification Agreement between the Company and Employee dated as of March 1, 1990, or under Delaware law.

      14. MISCELLANEOUS. This Agreement may not be amended unless such amendment is agreed to in writing and signed by Employee and such officer as may be specifically authorized by the Board. In addition, no provision of this Agreement may be waived unless such waiver is in writing and signed by the party entitled to the benefits of such provision. No waiver by either party hereto at any time of any breach by other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the state of Delaware.

      15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      16. RESOLUTION OF DISPUTES. Employee shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in Houston, Texas, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by Employee in connection with the resolution of any dispute or controversy under or in connection with this Agreement with the exception of any dispute or controversy under or in connection with Section 13 of this Agreement shall be paid by the Company as bills for such services are presented by Employee to the Company. With respect to any claim by Employee arising under Section 13, Section 13.3 shall govern any payment of legal fees and costs.

      17. PRIOR AGREEMENTS. This Agreement shall supersede and replace in full that certain Employment Agreement entered into effective March 1, 1990 between the Company and Employee and such agreement is hereby terminated and of no further force or effect as of the effective date of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement on ______________, 1997, effective for all purposes as provided above.

                                          SANTA FE ENERGY RESOURCES, INC.

                                          By:________________________________

                                          Name: _____________________________

                                          Title:  ___________________________
                                                      Jerry L. Bridwell

                           EMPLOYMENT AGREEMENT NO. 3

      This Employment Agreement ("Agreement") is entered into effective as of December 31, 1996 by and between Santa Fe Energy Resources, Inc., a Delaware corporation ("Company"), and ______________ ("Employee").

      WHEREAS, the Company employs Employee and desires to continue such employment relationship and Employee desires to continue such employment;

      NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. EMPLOYMENT. The Company hereby employs Employee, and Employee hereby accepts employment by the Company, on the terms and condition set forth in this Agreement.

      2. TERM OF EMPLOYMENT. Subject to the provisions for earlier termination provided in the Agreement, the term of this Agreement (the "Term") shall commence on the effective date of this Agreement as stated above and shall terminate on December 31, 1999; PROVIDED, HOWEVER, commencing on January 1, 1998 and on each January 1 thereafter, the term of this Agreement shall automatically be extended one additional year unless, not later than September 30 of the preceding year, the Board of Directors of the Company (the "Board") shall give written notice to Employee that the Term of the Agreement shall cease to be so extended; PROVIDED, FURTHER, that if a Change in Control, as defined in Section 6, shall have occurred during the original or extended Term of this Agreement, the Term shall continue in effect for a period of not less than three years from the date of such Change in Control. In no event, however, shall the Term of this Agreement extend beyond the end of the calendar month in which Employee's 65th birthday occurs. Notwithstanding any provision of this Agreement to the contrary, termination of this Agreement shall not alter or impair any rights of Employee (or Employee's estate or beneficiaries) that have arisen under this Agreement prior to such termination.

      3. EMPLOYEE'S DUTIES. During the Term of this Agreement, Employee shall serve as the _______________________ of the Company, with such customary duties and responsibilities as may from time to time be assigned to him by the Chief Executive Officer of the Company, provided that such duties are at all times consistent with the duties of such position.

      Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the duties and responsibilities assigned to Employee hereunder, to use reasonable best efforts to perform faithfully and efficiently such duties and responsibilities.

      4. BASE COMPENSATION. For services rendered by Employee under this Agreement, the Company shall pay to Employee a base salary ("Base Compensation") of $_______ per annum payable in accordance with the Company's customary payroll practice for its executive officers. The amount of Base Compensation shall be reviewed periodically and may be increased to reflect inflation or such other adjustments as the Board may deem appropriate but Base Compensation, as increased, may not be decreased thereafter.

      5. ADDITIONAL BENEFITS. In addition to the Base Compensation provided for in Section 4 herein, Employee shall be entitled to receive all fringe benefits and perquisites offered by the Company to its executive officers, including, without limitation, participation in the Company's Annual Incentive Compensation Plan and other incentive plans offered generally to key employees, the various employee benefit plans or programs provided to the employees of the Company in general, subject to the regular eligibility requirements with respect to each of such benefit plans or programs, and such other benefits or prerequisites as may be approved by the Board during the Term of this Agreement. Nothing in this paragraph shall be deemed to prohibit the Company from making any changes in any of the plans, programs or benefits described in this Section 5, provided the change similarly affects all executives of the Company similarly situated.

      6. CHANGE IN CONTROL.

      For purposes of this Agreement, a "Change in Control" shall mean the occurrence of one of the following events:

            (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Secutiries Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

            (ii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

            (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this clause (iv), the term "the sale or disposition by the company of all or substantially all of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the "fair market value of the Company" (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the Company's outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the Company's common stock shall be determined by multiplying the number of shares of the Company's common stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price for the Company's common stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Company's common stock or by such other method as the Board of Directors of the Company shall determine is appropriate. However, notwithstanding anything in this clause (iv) to the contrary, a spinoff or distribution of the stock of a subsidiary of the Company to those persons who were stockholders of the Company immediately prior to such spinoff or distribution in substantially the same proportion as their ownership of Company stock immediately prior to such spinoff or distribution shall not constitute a "sale or disposition by the Company of all or substantially all of the Company's assets."

      7. TERMINATION. This Agreement may be terminated prior to the end of its Term as set forth below.

            (a) RESIGNATION. Employee may resign, including by reason of retirement, his position at any time. In the event of such resignation, except in the case of resignation for Good Reason (as defined below) on or following a Change in Control, the Company shall have no obligations to employee with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of Employee's termination.

            (b) DEATH. If Employee's employment is terminated due to his death, this Agreement shall terminate and the Company shall have no obligations to Employee's legal representatives with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of employee's death.

            (c) DISCHARGE.

                  (i) The Company may terminate Employee's employment for any reason deemed sufficient by the Company upon notice as provided in
            Section 10. In the event of such termination prior to a Change in Control, the Company shall have no obligations to Employee with respect to this Agreement other than the payment of any Base Compensation and vacation pay which had accrued hereunder at the date of Employee's termination. However, in the event that Employee's employment is terminated during the Term by the Company on or within two years following a Change in Control and for any reason other than his Misconduct (as defined in Section 7(c)(ii) below) then, subject to Sections 7(g) and (h): (A) the Company shall pay in a lump sum in cash to Employee, within 15 days of the Date of Termination, an amount equal to two times the sum of (1) Employee's Base Compensation and (2) the maximum incentive award payable to Employee under the Company's Annual Incentive Compensation Plan for such year in lieu of any payment thereunder, assuming for purposes hereof that all performance objectives for such year had been met at the maximum level and that Employee is entitled to a full award thereunder; (B) for the 24-month period after such Date of Termination, the Company shall provide or arrange to provide Employee (and Employee's dependents) with life, disability, accident and group health insurance benefits substantially similar to those which Employee (and Employee's dependents) were receiving immediately prior to the Notice of Termination, with the Employee charged a monthly premium(s) for the coverage(s) that does not exceed the premium(s) charged to an active employee for comparable coverage(s); PROVIDED, HOWEVER, the Company shall pay Employee each month during such period of continued coverage an amount that, on a net after-tax basis to Employee, is equal to the monthly premium charged Employee for such coverage and to the extent coverage and/or benefits received are taxable to Employee, the Company shall make Employee "whole" on a net after tax basis; PROVIDED, HOWEVER, benefits otherwise receivable by Employee pursuant to this clause

            (B) shall be reduced to the extent other comparable benefits are actually received by Employee (and Employee's dependents) during the 24-month period following Employee's termination, and any such benefits actually received by Employee shall be reported to the Company; (C) within 15 days of the Date of Termination or, if later, the first date on which such payment would not subject Employee to suit under Section 16(b) of the Securities Exchange Act of 1934, if applicable, the Company shall pay to Employee in cancellation of all outstanding Company stock-based awards of Employee which are not vested on the Date of Termination (collectively, "Awards"), a lump sum amount in cash equal to the sum of the value (with respect to an option or stock appreciation right, the "spread"; and with respect to restricted stock or phantom stock, the value of an unrestricted share) determined as of the Date of Termination of all such nonvested Awards, calculated, where applicable, as if all corporate performance goals had been achieved at the maximum level (thus warranting payment of the maximum value of the Award); and (D) the Company shall provide to Employee outplacement services by a nationally recognized firm.

                  (ii) Notwithstanding the foregoing provisions of this Section
            7, in the event Employee is terminated because of Misconduct, the Company shall have no compensation obligations pursuant to this Agreement after the Date of Termination. As used herein, "Misconduct" means (a) the willful and continued failure by Employee to substantially perform his duties with the Company (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by Employee for Good Reason), after a written demand for substantial performance is delivered to Employee by the Board, which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties, or (b) the willful engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes hereof, no act, or failure to act, on Employee's part shall be deemed "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that Employee's action or omission was in the best interest of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for Misconduct unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with Employee's counsel, to be heard before the Board), finding that in good faith opinion of the Board Employee was guilty of conduct set forth above and specifying the particulars thereof in detail.

            (d) RESIGNATION FOR GOOD REASON. In the event of a Change in Control, Employee shall be entitled to terminate his employment for Good Reason as defined herein. If

      Employee terminates his employment for Good Reason on or within two years following a Change in Control, Employee shall be entitled to the compensation and benefits provided in Paragraph 7(c)(i) hereof. "Good Reason" shall mean (1) the material breach of any of the Company's obligations under this Agreement without Employee's express written consent or (2) the occurrence of any of the following circumstances without Employee's express written consent unless such breach or circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination pursuant to Subsections 7(e) and 7(f), respectively, given in respect thereof:

                  (i) the assignment to Employee of any duties inconsistent with the position in the Company that Employee held immediately prior to the Change in Control, or a significant adverse alteration in the nature or status of Employee's office, title, responsibilities, including reporting responsibilities, or the conditions of Employee's employment from those in effect immediately prior to such Change in Control;

                  (ii) a reduction in Employee's Base Compensation;

                  (iii) the failure by the Company to pay to Employee any
            portion of Employee's current compensation or to pay to Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

                  (iv) the failure by the Company to continue in effect any
            compensation plan in which employee participates immediately prior to the Change in Control that is material to Employee's total compensation unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Employee's participation relative to other participants, as existed at the time of the Change in Control;

                  (v) the failure by the Company to continue to provide Employee with benefits substantially similar to those enjoyed by Employee under any of the Company's life insurance, medical, health and accident, or disability plans in which Employee was participating at the time of the Change in Control; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive Employee of any material fringe benefit enjoyed by Employee at the time of the Change in Control, or the failure by the Company to provide Employee with the number of paid vacation days to which employee is entitled on the basis of years of service with the Company (and its predecessors) in accordance with the Company's normal vacation policy in effect at the time of the Change in Control;

                  (vi) the failure of the Company to obtain a satisfactory
            agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 12 hereof;

                  (vii) the relocation of the Company's principal executive
            offices to a location outside the greater Houston, Texas area, or the Company's requiring Employee to relocate anywhere other than the location of the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with Employee's business travel obligations immediately prior to the Change in Control;

                  (viii) the amendment, modification or repeal of any provision of the Certificate of Incorporation, or the Bylaws of the Company which was in effect immediately prior to such Change in Control, if such amendment, modification or repeal would materially adversely effect Employee's right to indemnification by the Company; or

                  (ix) any purported termination of Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (f) hereof, which purported termination shall not be effective for purposes of this Agreement.

            Notwithstanding anything in this Agreement to the contrary, if Employee's employment with the Company terminates prior to, but within six months of, the date on which a Change in Control occurs and it is reasonably demonstrated by Employee that such termination of employment was in connection with or anticipation of the Change in Control (i) by the Company or (ii) by Employee under circumstances which would have constituted Good Reason if the circumstances arose on or after the Change in Control, then, for purposes of this Agreement, Employee shall be deemed to have continued employment with the Company until the date of the Change in Control and then terminated his employment on such date for Good Reason (which such date for purposes of this Agreement shall be Date of Termination). In addition, any Company stock-based awards forfeited by Employee as a result of such termination shall be included as non-vested awards for purposes of calculating the payment due Employee pursuant to
      Section 7(e)(i)(C).

            Employee's right to terminate his employment pursuant to this subsection shall not be affected by his incapacity due to physical or mental illness. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

            (e) NOTICE OF TERMINATION. On or within two years after a Change in Control, any purported termination of Employee's employment by the Company or by Employee in the case of resignation for Good Reason shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall set forth in reasonable detail the Date of Termination (which shall be no sooner than the 15th day from the date the Notice of Termination is communicated), the reason for termination of Employee's employment, or in the case of resignation for Good Reason, said notice must specify in reasonable detail the basis for such resignation. No purported termination which is not effected pursuant to this Section 7(e) shall be effective.

            (f) DATE OF TERMINATION, ETC. "Date of Termination" shall mean the date specified in the Notice of Termination. Either party may, within 10 days after any Notice of Termination is given, provide notice to the other party pursuant to Section 10 hereof that a dispute exists concerning the termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay Employee his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Compensation) and continue Employee as a participant in all compensation, benefit and insurance plans in which Employee was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, but in no event past the second anniversary of the Change in Control except to the extent such plans otherwise provide for continued participation by a similarly terminated employee.

            (g) MITIGATION. Employee shall not be required to mitigate the amounts of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement by reduced by any compensation earned by Employee as a result of employment by another employer, self-employment earnings, by retirement benefits, by offset against any amount claimed to be owing by Employee to the Company or otherwise, except that any severance amounts otherwise payable to Employee pursuant to a Company severance plan or policy for employees in general or the receipt by Employee (and Employee's dependents) of other comparable benefits as described in Section 7(c)(i)(B) shall reduce the amount or benefits otherwise payable or provided, respectively, pursuant to Section 7(c)(i).

            (h) PARACHUTE PAYMENTS. The parties to this Agreement recognize that certain provisions of the 1990 Incentive Stock Compensation Plan, as amended, and the 1995 Incentive Stock Compensation Plan for Nonexecutive Employees (the "Stock Plans") require a reduction in payments or benefits under such Stock Plans to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"); such reduction will be made, however, only if, by reason of such reduction, Employee's net after-tax benefit shall exceed the net after-tax benefit if such reduction were not made. It is the intent of the parties that, notwithstanding the above or any provision of this Agreement or any other plan or program of the Company to the contrary, in the event any payment to be made and/or any benefits to be provided to or on behalf of Employee pursuant to this Agreement, when aggregated with payments and/or benefits under the Stock Plans or any other plans or programs, would constitute an "excess parachute payment", within the meaning of Section 280G of the Code, Employee may elect in advance which payment and/or benefit will be reduced in whole or in part so that the aggregated payments and/or benefits received will not constitute excess parachute payments. Such reduction will only be made, however, if by reason of such reductions, Employee's net after-tax benefit shall exceed Employee's net after-tax benefit if such reductions were not made. The determination of whether any amount or benefit under this Agreement would be such an excess parachute payment shall be made by tax counsel selected by the Company and reasonably acceptable to Employee. The costs of obtaining such determination shall be borne by the Company.

      8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its affiliated companies and for which Employee may qualify, nor shall anything herein limit or otherwise adversely affect such rights as Employee may have under any stock option or other agreements with the Company or any of its affiliated companies.

      9. ASSIGNABILITY. The obligations of Employee hereunder are personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement only pursuant to the terms of Section 12(a).

      10. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at its principal office address, directed to the attention of the Board with a copy to the Secretary of the Company, and to Employee at Employee's residence address on the records of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith except that notice of change of address shall be effective only upon receipt.

      11. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      12. SUCCESSORS: BINDING AGREEMENT.

      (a) The Company will require any successor (whether direct or indirect, by merger, consolidation or otherwise or by acquisition of all or substantially all of the business and/or the assets of the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. The phrase "all or substantially all of the business and/or assets of the Company" has the meaning as defined in Section 6(iv). Failure of the Company to obtain such agreement no later than 30 days prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as Employee would be entitled to hereunder if Employee terminated Employee's employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used herein, the term "Company" shall include any successor to its business and/or assets as aforesaid which executes and delivers the Agreement provided for in this Section 12 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

      (b) This Agreement and all rights of Employee hereunder shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. Any payments or benefits hereunder which have accrued to Employee at the time of his death, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to Employee's estate.

      13. INDEMNIFICATION. In consideration of the premises and of the mutual agreements set forth in this Agreement, the parties hereto further agree as follows:

            1. The Company shall pay on behalf of Employee and Employee's executors, administrators or assigns, any amount which Employee is or becomes legally obligated to pay as a result of any claim or claims made against Employee by reason of the fact that Employee served as an employee, director and or/officer of the Company or because of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other act done, or suffered or wrongly attempted by Employee in Employee's capacity as an employee, Director and/or Officer of the Company. The payments that the Company will be obligated to make hereunder shall include (without limitation) damages, judgments, settlements, costs and expenses of investigation, costs and expenses of defense of legal actions, claims and proceedings and appeals therefrom, and costs and expenses of defense of legal actions, claims and proceedings and appeals therefrom, and costs of attachments and similar bonds; PROVIDED, HOWEVER, that the Company shall not be obligated to pay fines or other obligations or fees imposed by law or otherwise that it is prohibited by applicable law from paying as indemnity or for any other reason.

            2. Costs and expenses (including, without limitation, attorney's fees) incurred by Employee in defending or investigating any action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition of such matter upon receipt of a written undertaking by or on the behalf of Employee to repay any such amounts if it is ultimately determined that Employee is not entitled to indemnification under the terms of this Agreement.

            3. If the claim under this Section 13 is not paid by or on behalf of the Company within ninety days after a written claim has been received by the Company, Employee may at any time thereafter bring suit or commence arbitration proceedings against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, Employee shall also be entitled to be paid the expense of prosecuting such claim.

            4. In the event of payment under this Section 13, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Employee, who shall execute all papers required and shall do everything that may be necessary to enable the Company effectively to bring suit to enforce such rights.

            5. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Employee:

                  (a) for which payment is actually made to Employee under an insurance policy maintained by the Company, except in respect of any excess beyond the amount of payment under such insurance;

                  (b) for which payment is made to or on behalf of Employee by the Company otherwise than pursuant to this Agreement;

                  (c) based upon or attributable to Employee gaining in fact any personal profit or advantage to which Employee was not legally entitled;

                  (d) for an accounting of profits made from the purchase or sale by Employee of securities of the Company within the meaning of
            Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto; or

                  (e) brought about or contributed to by the dishonesty of
            Employee; PROVIDED, HOWEVER, that notwithstanding the foregoing, Employee shall be protected under this Agreement as to any claims upon which suit may be brought alleging dishonesty on the part of Employee, unless a judgment or other final adjudication thereof adverse to Employee shall establish that Employee committed acts of active and deliberate dishonesty with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

            6. Employee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be directed to the Company, 1616 S. Voss, Suite 1000, Houston, Texas 77057,
      Attention: Secretary (or such other address as the Company shall designate in writing to Employee). Notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, Employee shall give the Company such information and cooperation as it may reasonably require and shall be within Employee's power.

            7. Nothing herein shall operate or be construed to diminish or otherwise restrict Employee's right to indemnification under any provision of the Certificate of Incorporation or the Bylaws of the Company, the Indemnification Agreement between the Company and Employee dated as of March 1, 1990, or under Delaware law.

      14. MISCELLANEOUS. This Agreement may not be amended unless such amendment is agreed to in writing and signed by Employee and such officer as may be specifically authorized by the Board. In addition, no provision of this Agreement may be waived unless such waiver is in writing and signed by the party entitled to the benefits of such provision. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be preformed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware.

      15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrumant.

      16. RESOLUTION OF DISPUTES. Employee shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in Houston, Texas, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by Employee in connection with the resolution of any dispute or controversy under or in connection with this Agreement with the exception of any dispute or controversy under or in connection with Section 13 of this Agreement shall be paid by the Company as bills for such services are presented by Employee to the Company. With respect to any claim by Employee arising under Section 13, Section 13.3 shall govern any payment of legal fees and costs.

      17. PRIOR AGREEMENTS. This Agreement shall supersede and replace in full that certain Employment Agreement entered into effective March 1, 1990 between the Company and Employee and such agreement is hereby terminated and of no further force or effect as of the effective date of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement on ______________, 1997, effective for all purposes as provided above.

                                          SANTA FE ENERGY RESOURCES, INC.

                                          By:________________________________

                                          Name: _____________________________

                                          Title:  ___________________________
                                                      David L. Hicks